InteliData Technologies Corporation
Major Balance Sheet Changes - 6/30/99 to 9/30/99
11/4/99

                                                        ------------------------------------------------------
                                                         As of      Major Adjustments    Footnote      As of
                                                        6/30/99     or Changes During                 9/30/99
                                                                         Period
                                                        ------------------------------------------------------
ASSETS
     CURRENT ASSETS
     Cash and cash equivalents                          $  7,066    $         5,670         <F1>      $ 10,399
     Short-term investments
     Accounts receivable, net of allowances                1,489              1,733         <F2>         3,222
     Inventories
     Net current assets of discontinued operations
     Prepaid expenses and other current assets                48                                             5
                                                        ------------------------------------------------------
          Total current assets                             8,603                                        13,626

     NONCURRENT ASSETS
     Property and equipment, net                             194                                           214
     Noncurrent assets of discontinued operations
     Other assets                                            175                                           175
                                                        ------------------------------------------------------
          TOTAL ASSETS                                  $  8,972                                      $ 14,015
                                                        ======================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
     CURRENT LIABILITIES
     Accounts payable                                      1,794                                         1,626
     Accrued liabilities                                     805                                         1,503
     Deferred revenues                                     1,585                                         1,836
     Net liabilities of discontinued operations            3,484             (1,634)        <F3>         1,850
                                                        ------------------------------------------------------
          Total current liabilities                        7,668                                         6,815

     NONCURRENT LIABILITIES
     Deferred revenues
                                                        ------------------------------------------------------
           Total liabilities                               7,668                                         6,815

     STOCKHOLDERS' EQUITY
     Preferred stock                                                                                         -
     Common stock                                             34                                            34
     Additional paid-in capital                          249,703              7,977         <F4>       257,350
     Treasury stock, at cost                              (2,064)                                       (2,064)
     Deferred compensation                                  (217)                                         (217)
     Other equity
     Accumulated deficit                                (246,151)            (1,752)        <F5>      (247,903)
                                                        ------------------------------------------------------
          Total stockholders' equity                       1,304                                         7,200
                                                        ------------------------------------------------------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $  8,972                                      $ 14,015
                                                        ======================================================

InteliData Technologies Corporation
Footnotes to Major Balance Sheet Changes from 6/30/99 - 9/30/99
11/4/99

<F1> On July 22, 1999, the company received net cash proceeds of $5,670,000 from the issuance of preferred convertible stock. (See accompanying journal entry for more detail). This amount was offset by the normal use of cash during the quarter.


<F2>  During  the third  quarter,  the  company's  accounts  receivable  balance increased primarily due to billings made to new bank customers signed during the quarter. New customers that were billed during the quarter included First Hawaiian, National City, and Old Kent.


<F3> During the third quarter, the company had income of $315,000 related to its discontinued telecommunications business that was related to specific events that occurred during the third quarter. Included in the income were cash receipts on receivables that had been previously written off and savings in expense assumptions based on other settlements. The balance of the reduction of the liability was the expected cash outlays in the operation of the discontinued businesses.


<F4> During the third quarter,  we issued  preferred stock, as above, and common stock was issued upon the exercise of stock options.


<F5> A charge was taken against retained earnings to reflect the amortization of the in-the-money conversion feature related to the $6,000,000 convertible preferred stock issued on July 22, 1999. The Net Loss for the quarter was 178,000. There were also charges taken during the quarter to reflect dividends payable on the convertible preferred investment.

InteliData Technologies Corporation
Journal Entries Related to the Preferred Convertible Investment
6/30/99 - 9/30/99

------------------------------------------------------------------------------------------------------------------------
Date         Debit          Credit          Code                                  Explanation
------------------------------------------------------------------------------------------------------------------------
 7/22/99   5,670,000.00                  Cash                         Net Cash from $6mm Preferred
                                                                      Convertible Investment
 7/22/99                    (369,881.66) Paid in Capital (Warrants)   Paid in Capital Related to Warrants
                                                                      Issued for Preferred Stock
                                                                         (Black-Scholes valuation)
 7/22/99                  (1,388,824.50) Paid in Capital (Beneficial) Paid in Capital related to the Beneficial
                                                                      Conversion feature of the
                                                                      Convertible Preferred (intrinsic value)
 7/22/99                  (3,911,293.24) Paid in Capital (Preferred)  Paid in Capital related to the Preferred
                                                                      Convertible investment
 7/22/99                          (0.60) Preferred Stock              Par Value of 600 preferred shares authorized

 8/31/99     953,843.00                  Retained Earnings            Amortization of discount resulting from
                                                                      allocation of proceeds of Convertible Preferred
 8/31/99                    (953,843.00) Paid in Capital (Preferred)  to beneficial conversion feature and warrants

 9/30/99     536,101.00                  Retained Earnings            Amortization of discount resulting from
                                                                      allocation of proceeds of Convertible Preferred
 9/30/99                    (536,101.00) Paid in Capital (Preferred)  to beneficial conversion feature and warrants

                                                                      NOTE:  The earliest conversion date of all
                                                                      portions of the convertible preferred will have
                                                                      been reached by December 1999, so amortization
                                                                      of the entire discount ($598,762 in Q4) will occur
                                                                      by that time.  The APIC (preferred) will then
                                                                      equal $5,999,999.40.